UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04739

                               Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                       Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

One Financial Plaza

                         Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

May 31, 2019
Virtus Total Return Fund Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution rate of $0.361 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS
Dear Virtus Total Return Fund Inc. Shareholder:
Enclosed is the semiannual report for Virtus Total Return Fund Inc. (ZF), which discusses performance for the six-month period ended May 31, 2019.
This report contains commentary from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management on how the fund’s equity and fixed income allocations performed during the period, respectively. The report also includes commentary from the portfolio management team at Rampart Investment Management on the impact of the options overlay strategy on performance.
During the period, the fund’s NAV increased 10.77%, including $0.722 in reinvested distributions, and its market price increased 14.80%, compared with an 8.30% increase, including reinvested dividends, for the fund’s composite benchmark. The fund’s NAV return for the period included a (1.92)% impact from the options overlay strategy, gross of fees.
The fund’s composite benchmark consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net), which gained 9.16% during the period, and 40% Bloomberg Barclays U.S. Aggregate Bond Index, which increased 6.72%.
It should be noted that the steep stock market drop in December 2018 was a drag on the fund’s performance during the period. However, on a calendar year basis, for the period January 1 through June 30, 2019, the fund’s NAV increased 24.15%, while the composite benchmark returned 13.60%, both including reinvested distributions, and the fund’s market value increased 31.98%.
This report also includes the results of the fund’s annual shareholder meeting held on May 21, 2019. In addition, as announced on July 3, 2019, via press release, the Fund will hold a special meeting of shareholders on November 1, 2019. The purpose of the meeting is to vote on several proposals concerning the fund. Additional information is contained in the “subsequent events” section of this report, as well as in the press release located on the fund’s webpage at virtus.com. Proxy materials relating to the special meeting will be mailed to shareholders later this summer. Your vote is important and I hope you will carefully review the additional information herein. The members of the Board support these proposals.
On behalf of Virtus Investment Partners and our affiliated portfolio managers, I thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Total Return Fund Inc.
July 2019

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2019
About The Fund
Virtus Total Return Fund Inc. (NYSE: ZF) (the “Fund”) currently targets to be invested in a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2019, the Fund’s leverage consisted of $87,250,000 of borrowings made pursuant to a line of credit, which represented about 27% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (DPIM)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio for the fiscal six months ended May 31, 2019.
How did the global equity markets perform during the fiscal six months ended May 31, 2019?
After a tumultuous and difficult end to 2018, global equity markets (as measured by the MSCI World Index, net) rallied early in 2019, only to give back a large portion of the gains in May. The Federal Reserve (the Fed) shifted its position in January as the economy experienced a soft spot, indicating it would hold off on increasing interest rates. However, a resurgence in trade tensions among the U.S., China, and Mexico caused the market to sell off again in May, bringing with it concerns about global economic growth prospects. As a result, U.S. Treasury yields declined significantly, with the market beginning to factor in possible rate cuts later in the year.
During the six months, the global listed infrastructure universe (as measured by the FTSE Developed Core Infrastructure 50/50 Index, net) outperformed the broader global equity markets (as measured by the MSCI World Index, net) by nearly 8.00%. All sectors posted positive returns for the period, led by the strong performance of wireless tower companies within the communications sector. Midstream energy found some strength during the period after a volatile 2018, as investors warmed to improving industry conditions and attractive valuations. Many transportation stocks in Europe and Australia/New Zealand logged robust returns, helped by lower interest rates. Utilities lagged the other sectors for the period, but showed significant outperformance over the six months through May 31, 2019, in the wake of a volatile market environment.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
What factors affected the performance of the Fund’s equity portfolio during the six-month period?
The equity portion of the Fund outperformed both the developed equity markets (as measured by the MSCI World Index, net) and its benchmark for the fiscal six months ended May 31, 2019. For the period, the Fund’s equity portfolio returned 17.01% (gross of fees), while the benchmark FTSE Developed Core Infrastructure 50/50 Index (net) returned 9.16%.
The portfolio’s outperformance versus its benchmark was in part due to favorable sector allocation. Overweight positions in midstream energy infrastructure and communications were positive factors, as the sectors outperformed the benchmark. An underweight to utilities was also positive, as this sector lagged the benchmark. The portfolio’s underweight to transportation provided minimal impact.
Favorable security selection during the period was also a contributing factor to outperformance. Utilities were a strong area for security selection, with communications and transportation also showing positive stock selection results. Stock selection in the energy sector detracted from relative performance.
Drilling down to specific holdings, Iberdrola, a Spanish-based utility, was the top contributor to relative performance for the period. Iberdrola’s outperformance was driven by both fundamental and macroeconomic factors. Management presented a robust business plan early in 2019 that included multi-year financial guidance which exceeded consensus expectations. The company then raised guidance again during the first quarter earnings report. Spanish utilities have enjoyed a benign political environment since the country’s elections in late April. Together with higher power prices, a national energy plan emphasizing renewables, regulatory visibility, and all-time low interest rates, the backdrop for Iberdrola’s businesses remained favorable. Another Spanish company, Cellnex Telecom, made the second largest contribution to relative performance during the period. Cellnex is a key player in the emerging European wireless tower market, which is benefitting from the same positive demand trends that have been driving growth in the U.S. tower industry.
The two largest detractors to relative performance in the portfolio for the fiscal six months were both from the midstream energy sector. Antero Midstream sold off sharply in December 2018 due to its production growth outlook being reset to a lower level. Antero partially recovered following the simplification transaction between the former MLP and its general partner. Golar LNG, an owner and operator of floating liquefied natural gas (LNG) vessels, also detracted from performance given a drop in global LNG prices and shipping rates. Though the company was executing well, the complexity of its structure was an overhang. The company plans to address this with a spin-off of its LNG spot carrier business in the second half of 2019.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
Manager Comments – Newfleet Asset Management, LLC (Newfleet)
The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion of the Fund’s portfolio, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the portfolio management team at Newfleet and covers the Fund’s fixed income portfolio for the period ended May 31, 2019.
How did the fixed income markets perform during the fiscal six months ended May 31, 2019?
The six-month period presented multiple challenges, including several bouts of elevated volatility. The final quarter of 2018 witnessed a meaningful mispricing of asset classes that tend to demonstrate price volatility. This was especially pronounced in December. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. U.S. economic data stayed on a positive trend, which contrasted with other global economies. U.S. Treasuries performed well during the period, while the performance of spread sectors was mixed. Sectors within the securitized products universe generally outperformed, while the corporate and emerging markets sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The high yield sector was the largest underperformer during the six months.
The year 2019 began in stark contrast to how 2018 ended. While many of the same concerns loomed, major global central banks, including the the Fed and the European Central Bank (ECB), reacted to slowing economic activity and tame inflation by pivoting their tone and policy in a more dovish direction. This significant development, combined with improved valuations, led to a return to favor of risk assets. Most spread sectors outperformed during the period, led by corporate high yield, emerging markets, and investment grade corporates. Within spread sectors, the asset classes that were hardest hit in late 2018 outperformed during the first five months of 2019. Given the change in U.S. interest rates, longer duration within most asset classes outperformed on a total return basis. Securitized sectors such as asset-backed securities and residential mortgage-backed securities, while still positive, lagged other sectors.
The Fed raised its target rate 0.25% at its December 2018 meeting to a range of 2.25% to 2.50%. The Federal Open Market Committee, indicating a dovish shift early in 2019, signaled that rates are likely on hold for the balance of 2019. The Fed also announced changes to the management of its balance sheet. Since early 2019, the odds of a potential rate cut appear to have increased due to indications that the U.S. economy is slowing.
The Treasury yield curve continued to twist and shift broadly lower during the six months ended May 31, 2019. The volatility in U.S. interest rates resulted in parts of the yield curve inverting during the period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
What factors affected the performance of the Fund’s fixed income portfolio during the six-month period?
For the fiscal six months ended May 31, 2019, the Fund’s fixed income portfolio returned 8.73% (gross of fees), while the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 6.72%.
During the period, the portfolio’s underweights to agency mortgage-backed securities and U.S. Treasuries, as well as an overweight to spread sectors, positively impacted performance.
Other positive contributors included the portfolio’s allocation to emerging markets, as well as issue selection within the yankee high quality and investment grade corporate sectors.
The portfolio’s exposures to asset-backed securities, non-agency residential mortgage-backed securities, and high yield loans were detractors during the six-month period.
Manager Comments – Rampart Investment Management Company, LLC (Rampart)
On October 15, 2018, Rampart was appointed as a subadviser to manage the Fund’s existing options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the Fund’s options overlay strategy through Newfleet, was added as a portfolio manager. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Rampart and it covers the period ended May 31, 2019.
How did the options overlay strategy perform for the Fund during the fiscal six months ended May 31, 2019?
Overall, the overlay returned -1.92% (excluding fees) for the six months. While the majority of trades during the period were profitable, a handful of relatively steep losses overwhelmed the gains. December 2018 was a particularly difficult period for the overlay strategy. U.S. stock performance during the month was extremely volatile, echoing some of the highly dislocated trading seen earlier in 2018. A few observations during the month stand out:
•	The realized volatility of the S&P 500® Index was over 29% during December, a level not seen since markets reacted to the downgrade of U.S. debt in 2011.
•	The average level of the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) during the month was also the highest since 2011.
•	The S&P 500® Index rallied 5% on December 26, 2018 – its largest upward move since March 2009.
•	The range between the high and low levels of the S&P 500® Index in December exceeded the range for all of 2017.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
The early weeks of December 2018 were the most troublesome for the overlay strategy, as they represented the most severe departure from the more normal trading that was seen leading into the month. In particular, the first two trades of December accounted for the majority of the overlay’s losses during the six-month period. The portfolio management team was able to adjust, helping to lessen the impact of further market volatility. Trades during the latter part of the month were structured with slightly lower income targets than usual, in exchange for wider spreads between short option strike prices. At times, this spread exceeded 20%, which is a generous range for the S&P 500® Index to trade over a two-week period, even during highly volatile times.
In addition, the team was able to navigate some trading opportunities that helped avoid losses. For example, on December 21st, the team made the call to close out certain short positions early in the day. While this cost a handful of basis points, the team felt it was prudent to remove risk from the portfolio, given the highly dynamic environment. As the day progressed, the market proceeded to fall precipitously, which would have produced a larger loss if the positions were left in place.
The rally that began so emphatically on December 26 continued into the new year. With it arrived a more controlled trading environment, with fewer gap moves and wild price swings, although there were a handful of large moves along the way. While a risk flare in mid-May proved troubling, the majority of the first five months of 2019 proved to be more accommodative to the option overlay, and to volatility strategies in general.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
There can be no assurance that the Fund will achieve its investment objective.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.
Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.
Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation, and increase downside losses.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 10.

OUR PRIVACY COMMITMENT
Virtus Total Return Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.
Information We Collect
We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:
•  Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and
•  Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).
Information Disclosed in Administering Products and Services
We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.
Procedures to Protect Confidentiality and Security of Your Personal Information
We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.
We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2019
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at May 31, 2019.
Asset Allocations
Common Stocks		61%
Utilities	27%
Industrials	16
Energy	11
All Other Common Stocks	7
Corporate Bonds and Notes		17
Financials	4
Energy	3
Consumer Discretionary	2
All Other Corporate Bonds and Notes	8
Mortgage-Backed Securities		8
Leveraged Loans		5
Asset-Backed Securities		3
Foreign Government Securities		3
U.S. Government Securities		1
Other (includes short-term investments and written options)		2
Total		100%
Country Weightings
United States	67%
Canada	8
Australia	5
Spain	5
Italy	2
France	2
Netherlands	1
Other	10
Total	100%

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited)
May 31, 2019
Basis Points
Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)
The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index for Virtus Total Return Fund Inc.
A composite index which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the composite prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
European Central Bank (“ECB”)
The European Central Bank (ECB) is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether or not they have adopted the Euro.
Federal Reserve (the “Fed”)
The Central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2019
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Payment-in-Kind (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Quantitative Easing (“QE”)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Securitized Products
Securitized products represent a complicated sector of the fixed-income market. These products are pools of financial assets that are brought together to make a new security, which is then divided and sold to investors.
Yield Curve
A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—1.2%
U.S. Treasury Bond 3.000%, 8/15/48	$ 1,165	$ 1,266
U.S. Treasury Note
2.625%, 12/31/23	125	129
2.875%, 8/15/28	180	191
2.625%, 2/15/29	1,195	1,246
Total U.S. Government Securities (Identified Cost $2,784)		2,832

Foreign Government Securities—3.8%
Argentine Republic
6.875%, 1/26/27	355	255
Series NY 8.280%, 12/31/33	325	245
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)	225	69
RegS 7.650%, 4/21/25(1)(2)	830	232
RegS 8.250%, 10/13/24(1)(2)	610	174
Dominican Republic
144A 5.950%, 1/25/27(3)	125	132
144A 6.000%, 7/19/28(3)	455	479
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	265	259
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	600	652
Kingdom of Saudi Arabia 144A 4.375%, 4/16/29(3)	475	501
Provincia de Buenos Aires 144A 7.875%, 6/15/27(3)	275	191
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	315	297
Republic of Egypt
144A 7.500%, 1/31/27(3)	200	203
	Par Value	Value

144A 7.600%, 3/1/29(3)	$ 200	$ 200
Republic of Ghana 144A 7.625%, 5/16/29(3)	200	192
Republic of Indonesia
144A 4.350%, 1/8/27(3)	270	281
FR77 8.125%, 5/15/24	3,785,000 IDR	272
Republic of Nigeria 144A 7.875%, 2/16/32(3)	525	517
Republic of South Africa 5.650%, 9/27/47	390	374
Republic of Turkey
4.875%, 10/9/26	300	255
6.000%, 3/25/27	485	435
Russian Federation 144A 5.625%, 4/4/42(3)	600	668
Sultanate of Oman 144A 5.375%, 3/8/27(3)	625	569
Ukraine
144A 7.750%, 9/1/23(3)	195	190
144A 7.750%, 9/1/26(3)	465	437
United Mexican States
4.150%, 3/28/27	265	270
4.500%, 4/22/29	230	239
Series M, 6.500%, 6/9/22	5,044 MXN	248
Total Foreign Government Securities (Identified Cost $9,785)		8,836

Mortgage-Backed Securities—10.7%
Agency—0.3%
Federal National Mortgage Association
Pool #MA3088 4.000%, 8/1/47	449	466
See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value
Agency—continued
Pool #MA3638 4.000%, 4/1/49	$ 292	$ 301
		767

Non-Agency—10.4%
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(3)(4)	239	242
Ajax Mortgage Loan Trust 2018-C, A 144A 4.360%, 9/25/65(3)(4)	371	380
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(3)	390	413
2015-SFR1, A 144A 3.467%, 4/17/52(3)	167	172
2015-SFR2, C 144A 4.691%, 10/17/52(3)	340	363
Angel Oak Mortgage Trust I LLC
2018-2, A1 144A 3.674%, 7/27/48(3)(4)	431	437
2019-1, A1 144A 3.920%, 11/25/48(3)(4)	380	386
2019-2, A1 144A 3.628%, 3/25/49(3)(4)	541	547
Angel Oak Mortgage Trust LLC 2019-3, A1 144A 2.930%, 5/25/59(3)(4)	370	370
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(3)(4)	313	320
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	158	161
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	220	221
Aventura Mall Trust 2013-AVM, C 144A 3.867%, 12/5/32(3)(4)	215	218
Banc of America Funding Trust
2004-D, 5A1 4.485%, 1/25/35(4)	68	68
	Par Value	Value

Non-Agency—continued
2005-1, 1A1 5.500%, 2/25/35	$ 10	$ 10
Bank of America (Merrill Lynch - Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	88	93
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(3)	400	418
2017-SPL5, B1 144A 4.000%, 6/28/57(3)(4)	310	321
Bunker Hill Loan Depositary Trust 2019-1, A1 144A 3.613%, 10/26/48(3)(4)	213	217
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	245	255
Chase Home Lending Mortgage Trust 2019-ATR1, A4 144A 4.000%, 4/25/49(3)(4)	289	295
Citigroup Commercial Mortgage Trust
2013-375P, B 144A 3.518%, 5/10/35(3)(4)	330	338
2019-SST2, A (1 month LIBOR + 0.920%) 144A 3.360%, 12/15/36(3)(4)	340	340
Citigroup Mortgage Loan Trust 2019-RP1, A1 144A 3.500%, 1/25/66(3)(4)	181	186
Citigroup Mortgage Loan Trust, Inc. 2015-A, A1 144A 3.500%, 6/25/58(3)(4)	53	53
Colony Starwood Homes Trust 2016-2A, C (1 month LIBOR + 2.150%) 144A 4.590%, 12/17/33(3)(4)	315	315

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
COLT Mortgage Loan Trust Funding LLC 2019-1, A1 144A 3.705%, 3/25/49(3)(4)	$ 463	$ 470
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 4.508%, 1/25/34(4)	93	97
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(3)(4)	23	23
Ellington Financial Mortgage Trust
2017-1, A1 144A 2.687%, 10/25/47(3)(4)	349	347
2018-1, A1FX 144A 4.140%, 10/25/58(3)(4)	150	152
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.382%, 12/15/34(3)(4)	140	139
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	153	155
2018-1, A23 144A 3.500%, 11/25/57(3)(4)	190	191
2018-2, A41 144A 4.500%, 10/25/58(3)(4)	383	392
Goldman Sachs Mortgage Securities Trust 2012-ALOH, A 144A 3.551%, 4/10/34(3)	600	617
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(4)	30	31
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(3)(4)	304	309
2018-2, A1 144A 3.985%, 11/25/58(3)(4)	506	515
2019-1, A1 144A 3.454%, 1/25/59(3)(4)	355	359
	Par Value	Value

Non-Agency—continued
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.677%, 6/25/34(4)	$ 232	$ 238
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.984%, 10/25/29(3)(4)	126	124
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	287	297
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	313	323
2017-3, 2A2 144A 2.500%, 8/25/47(3)(4)	173	171
2017-4, A3 144A 3.500%, 11/25/48(3)(4)	82	83
2018-8, A3 144A 4.000%, 1/25/49(3)(4)	296	302
Lending Home Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(3)(4)	335	339
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	50	53
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 3.630%, 6/25/52(3)(4)(5)	185	185
MetLife Securitization Trust 2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	366	377
Mill City Mortgage Loan Trust 2018-4, A1B 144A 3.500%, 4/25/66(3)(4)	825	832
New Residential Mortgage Loan Trust
2018-4A, A1S (1 month LIBOR + 0.750%) 144A 3.180%, 1/25/48(3)(4)	391	390
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	100	102

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2016-3A, A1 144A 3.750%, 9/25/56(3)(4)	$ 140	$ 143
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	580	614
2017-2A, A3 144A 4.000%, 3/25/57(3)(4)	147	153
2018-1A, A1A 144A 4.000%, 12/25/57(3)(4)	254	262
OBX Trust
2018-EXP2, 1A1 144A 4.000%, 11/25/48(3)(4)	255	259
2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	200	206
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	355	368
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(3)(4)	434	441
2019-2A, A1 144A 3.967%, 4/25/24(3)(4)	367	372
Pretium Mortgage Credit Partners I LLC 2019-NPL1, A1 144A 4.213%, 7/25/60(3)(4)	258	261
Progress Residential Trust
2017-SFR1, B 144A 3.017%, 8/17/34(3)	150	150
2018-SFR2, B 144A 3.841%, 8/17/35(3)	575	589
RCO V Mortgage LLC 2019-1, A1 144A 3.721%, 5/24/24(3)(4)(5)	210	210
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	99	102
Residential Mortgage Loan Trust 2019-1, A1 144A 3.936%, 10/25/58(3)(4)	125	126
Stack Infrastructure Issuer LLC 2019-1A, A2 144A 4.540%, 2/25/44(3)	299	311
	Par Value	Value

Non-Agency—continued
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(3)(4)	$ 296	$ 300
Towd Point Mortgage Trust
2015-1, A2 144A 3.250%, 10/25/53(3)(4)	220	221
2015-6, M1 144A 3.750%, 4/25/55(3)(4)	300	310
2015-5, A2 144A 3.500%, 5/25/55(3)(4)	160	163
2017-1, M1 144A 3.750%, 10/25/56(3)(4)	185	189
2017-6, A2 144A 3.000%, 10/25/57(3)(4)	150	147
2019-1, A1 144A 3.750%, 3/25/58(3)(4)	159	164
2018-4, A1 144A 3.000%, 6/25/58(3)(4)	326	326
2018-SJ1, A1 144A 4.000%, 10/25/58(3)(4)	151	152
2015-2, 1M1 144A 3.250%, 11/25/60(3)(4)	395	399
Tricon American Homes Trust
2016-SFR1, C 144A 3.487%, 11/17/33(3)	635	638
2017-SFR1, A 144A 2.716%, 9/17/34(3)	105	105
VCAT LLC 2019-NPL1, A1 144A 4.360%, 2/25/49(3)(4)	248	250
Vericrest Opportunity Loan Trust 2019-NPL2, A1 144A 3.967%, 2/25/49(3)(4)	229	230
Vericrest Opportunity Loan Trust LXXI LLC 2018-NPL7, A1A 144A 3.967%, 9/25/48(3)(4)	125	126
Vericrest Opportunity Loan Trust LXXV LLC 2019-NPL1, A1A 144A 4.336%, 1/25/49(3)(4)	202	204

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Verus Securitization Trust
2018-2, A1 144A 3.677%, 6/1/58(3)(4)	$ 275	$ 278
2019-1, A1 144A 3.836%, 2/25/59(3)(4)	382	388
2019-INV1, A1 144A 3.402%, 12/25/59(3)(4)	299	303
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	185	190
		24,402

Total Mortgage-Backed Securities (Identified Cost $24,844)		25,169

Asset-Backed Securities—3.9%
Automobiles—2.1%
ACC Trust
2018-1, B 144A 4.820%, 5/20/21(3)	255	256
2019-1, B 144A 4.470%, 10/20/22(3)	280	286
American Credit Acceptance Receivables Trust 2018-4, C 144A 3.970%, 1/13/25(3)	350	357
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	380	381
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(3)	175	175
	Par Value	Value

Automobiles—continued
Carvana Auto Receivables Trust 2019-1A, D 144A 3.880%, 10/15/24(3)	$ 335	$ 343
Exeter Automobile Receivables Trust
2015-2A, C 144A 3.900%, 3/15/21(3)	78	78
2016-3A, B 144A 2.840%, 8/16/21(3)	236	236
2018-4A, D 144A 4.350%, 9/16/24(3)	355	368
2019-1A, D 144A 4.130%, 12/16/24(3)	330	340
Flagship Credit Auto Trust 2019-1, C 144A 3.600%, 2/18/25(3)	220	226
GLS Auto Receivables Trust
2017-1A, B 144A 2.980%, 12/15/21(3)	455	456
2017-1A, C 144A 3.500%, 7/15/22(3)	455	456
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(3)	305	312
United Auto Credit Securitization Trust 2019-1, E 144A 4.290%, 8/12/24(3)	305	307

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Automobiles—continued
Veros Automobile Receivables Trust 2018-1, B 144A 4.050%, 2/15/24(3)	$ 295	$ 299
		4,876

Consumer Loans—0.1%
FREED ABS Trust 2019-1, B 144A 3.870%, 6/18/26(3)	305	308
Other—1.7%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	285	286
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	371	384
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	374	384
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	138	139
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(3)	323	328
Genesis Sales Finance Master Trust 2019-AA, A 144A 4.680%, 8/20/23(3)	165	168
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	108	108
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(3)	345	357
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	315	317
Prosper Marketplace Issuance Trust
2018-1A, A 144A 3.110%, 6/17/24(3)	55	55
	Par Value	Value

Other—continued
2018-2A, B 144A 3.960%, 10/15/24(3)	$ 295	$ 298
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(3)	295	301
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	138	134
Trinity Rail Leasing 2019 LLC 2019-1A, A 144A 3.820%, 4/17/49(3)	305	311
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(3)	195	195
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(3)	178	177
		3,942

Total Asset-Backed Securities (Identified Cost $9,005)		9,126

Corporate Bonds and Notes—23.9%
Communication Services—1.7%
America Movil SAB de C.V. 6.450%, 12/5/22	20 MXN	94
AT&T, Inc.
4.250%, 3/1/27	90	94
(3 month LIBOR + 1.180%) 3.616%, 6/12/24(4)	255	256
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	255	219
Clear Channel Worldwide Holdings, Inc. 144A 9.250%, 2/15/24(3)	225	241
Comcast Corp.
3.950%, 10/15/25	171	181
4.150%, 10/15/28	83	89

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Communication Services—continued
Consolidated Communications, Inc. 6.500%, 10/1/22	$ 290	$ 265
CSC Holdings LLC 144A 7.500%, 4/1/28(3)	255	272
Digicel Group One Ltd. 144A 8.250%, 12/30/22(3)	154	96
Discovery Communications LLC 3.950%, 3/20/28	365	365
DISH DBS Corp.
5.875%, 7/15/22	90	88
7.750%, 7/1/26	190	174
Entercom Media Corp. 144A 6.500%, 5/1/27(3)	15	15
Frontier Communications Corp.
8.500%, 4/15/20	115	112
7.625%, 4/15/24	170	99
11.000%, 9/15/25	180	113
144A 8.500%, 4/1/26(3)	100	96
iHeart Communication Escrow 0.000%, 5/1/23(6)	115	—
iHeartCommunications, Inc.
6.375%, 5/1/26	7	7
8.375%, 5/1/27	13	13
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(3)	260	236
Meredith Corp. 6.875%, 2/1/26	185	190
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	385	394
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(3)	320	323
		4,032

	Par Value	Value

Consumer Discretionary—2.4%
Beazer Homes USA, Inc.
6.750%, 3/15/25	$ 120	$ 112
5.875%, 10/15/27	155	127
Boyd Gaming Corp. 6.000%, 8/15/26	75	76
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	325	334
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(3)	175	171
Dollar Tree, Inc. 4.000%, 5/15/25	185	190
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	110	115
Eldorado Resorts, Inc. 6.000%, 9/15/26	95	98
Frontdoor, Inc. 144A 6.750%, 8/15/26(3)	225	236
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	265	275
GLP Capital LP 5.250%, 6/1/25	225	238
Hilton Domestic Operating Co., Inc. 5.125%, 5/1/26	275	278
IAA Spinco, Inc. 144A 5.500%, 6/15/27(3)	70	71
Lear Corp. 3.800%, 9/15/27	400	384
M/I Homes, Inc. 5.625%, 8/1/25	255	249
MGM Growth Properties Operating Partnership LP 144A 5.750%, 2/1/27(3)	165	170
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(3)	270	138

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Panther BF Aggregator 2 LP
144A 6.250%, 5/15/26(3)	$ 20	$ 20
144A 8.500%, 5/15/27(3)	190	189
Scientific Games International, Inc.
6.625%, 5/15/21	320	323
144A 8.250%, 3/15/26(3)	110	111
Service Corp. International 5.125%, 6/1/29	70	71
Tenneco, Inc. 5.000%, 7/15/26	195	148
Under Armour, Inc. 3.250%, 6/15/26	280	259
Viking Cruises Ltd. 144A 5.875%, 9/15/27(3)	315	305
Vista Outdoor, Inc. 5.875%, 10/1/23	315	296
Weekley Homes LLC 6.625%, 8/15/25	325	319
William Lyon Homes, Inc. 6.000%, 9/1/23	345	342
		5,645

Consumer Staples—1.1%
Albertson’s Cos., LLC 5.750%, 3/15/25	85	82
Altria Group, Inc.
4.400%, 2/14/26	55	57
4.800%, 2/14/29	420	439
Anheuser-Busch Inbev Worldwide, Inc.
4.000%, 4/13/28	245	256
4.750%, 1/23/29	78	85
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	310	322
Chobani LLC 144A 7.500%, 4/15/25(3)	200	182
CVS Health Corp. 4.300%, 3/25/28	290	299
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	215	186
	Par Value	Value

Consumer Staples—continued
NBM US Holdings, Inc. 144A 7.000%, 5/14/26(3)	$ 305	$ 315
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	295	298
		2,521

Energy—4.3%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	290	298
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	335	337
Callon Petroleum Co. 6.125%, 10/1/24	124	123
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(3)	160	162
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	235	241
CrownRock LP 144A 5.625%, 10/15/25(3)	315	302
Denbury Resources, Inc.
144A 9.250%, 3/31/22(3)	119	115
144A 7.500%, 2/15/24(3)	125	108
Encana Corp. 8.125%, 9/15/30(7)	220	290
EP Energy LLC
144A 9.375%, 5/1/24(3)	105	33
144A 8.000%, 11/29/24(3)	105	65
Gazprom OAO Via Gaz Capital S.A. RegS 7.288%, 8/16/37(2)(8)	330	394
Geopark Ltd. 144A 6.500%, 9/21/24(3)	380	381
HollyFrontier Corp. 5.875%, 4/1/26(7)	415	447
KazMunayGas National Co. JSC 144A 4.750%, 4/19/27(3)	425	446

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Energy—continued
Kinder Morgan, Inc. 7.750%, 1/15/32	$ 500	$ 657
Kosmos Energy Ltd. 144A 7.125%, 4/4/26(3)	280	276
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	225	230
MPLX LP 4.000%, 3/15/28	156	156
Nabors Industries, Inc. 5.500%, 1/15/23	240	211
Odebrecht Offshore Drilling Finance Ltd. PIK, 144A 7.720%, 12/1/26(3)(9)	174	44
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(10)	26	— (11)
Pertamina Persero PT 144A 6.450%, 5/30/44(3)	795	906
Petrobras Global Finance BV
7.375%, 1/17/27	405	455
5.750%, 2/1/29	535	539
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(3)	665	133
Petroleos Mexicanos
4.625%, 9/21/23	335	334
6.500%, 3/13/27	300	303
5.350%, 2/12/28	300	279
6.500%, 6/2/41	250	226
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	165	167
Sanchez Energy Corp. 144A 7.250%, 2/15/23(3)	105	89
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(2)	345	397
Targa Resources Partners LP 5.875%, 4/15/26	170	176
	Par Value	Value

Energy—continued
Transocean, Inc. 144A 9.000%, 7/15/23(3)	$ 170	$ 175
USA Compression Partners LP
6.875%, 4/1/26	255	261
144A 6.875%, 9/1/27(3)	30	31
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	270	192
Weatherford International Ltd. 9.875%, 2/15/24	115	56
		10,035

Financials—5.6%
Acrisure LLC
144A 8.125%, 2/15/24(3)	110	113
144A 7.000%, 11/15/25(3)	370	336
AerCap Ireland Capital DAC 3.650%, 7/21/27	380	364
Allstate Corp. (The) Series B 5.750%, 8/15/53(7)(12)	394	404
Athene Holding Ltd. 4.125%, 1/12/28(7)	375	368
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)(7)	400	416
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	485	467
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(3)	360	336
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	505	549
Bank of America Corp. 4.200%, 8/26/24	485	508
Bank of Montreal 3.803%, 12/15/32	210	207

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Brighthouse Financial, Inc. 3.700%, 6/22/27(7)	$ 425	$ 396
BrightSphere Investment Group plc 4.800%, 7/27/26	315	315
Capital One Financial Corp. 3.750%, 7/28/26	460	455
Discover Bank 4.682%, 8/9/28	350	357
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	350	355
E*TRADE Financial Corp. 4.500%, 6/20/28	340	354
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	360	374
FS KKR Capital Corp. 4.750%, 5/15/22	310	312
Goldman Sachs Group, Inc. (The) (3 month LIBOR + 1.170%) 3.688%, 5/15/26(4)(7)	315	311
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	475	510
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	200	202
ICAHN Enterprises LP 144A 6.250%, 5/15/26(3)	220	219
iStar, Inc. 5.250%, 9/15/22	130	130
Jefferies Financial Group, Inc. 5.500%, 10/18/23	220	234
Jefferies Group LLC 4.850%, 1/15/27	50	51
	Par Value	Value

Financials—continued
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	$ 335	$ 400
Lincoln National Corp. (3 month LIBOR + 2.040%) 4.631%, 4/20/67(4)(7)(12)	130	101
Morgan Stanley 3.125%, 7/27/26	425	422
Navient Corp. 6.750%, 6/25/25	290	294
Prudential Financial, Inc. 5.875%, 9/15/42	275	288
Santander Holdings USA, Inc.
4.450%, 12/3/21	73	75
4.400%, 7/13/27	375	381
Springleaf Finance Corp.
6.875%, 3/15/25	125	130
7.125%, 3/15/26	105	110
Synchrony Financial 3.950%, 12/1/27(7)	540	522
Synovus Financial Corp. 5.900%, 2/7/29	186	190
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(7)	160	168
Toronto-Dominion Bank (The) 3.625%, 9/15/31(7)	390	392
Voya Financial, Inc. 5.650%, 5/15/53	285	289
Wells Fargo & Co. Series S 5.900% (7)(10)	595	612
		13,017

Health Care—1.9%
Advanz Pharma Corp. 8.000%, 9/6/24	77	73

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Health Care—continued
Avantor, Inc.
144A 6.000%, 10/1/24(3)	$ 150	$ 156
144A 9.000%, 10/1/25(3)	145	160
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(3)	90	97
144A 8.500%, 1/31/27(3)	105	110
Bausch Health Cos., Inc.
144A 6.500%, 3/15/22(3)	30	31
144A 7.000%, 3/15/24(3)	20	21
144A 5.500%, 11/1/25(3)	305	306
144A 7.000%, 1/15/28(3)	210	208
Becton Dickinson & Co. 3.700%, 6/6/27	400	410
Centene Corp. 144A 5.375%, 6/1/26(3)	90	93
Cigna Corp. 144A 4.125%, 11/15/25(3)	272	284
Eagle Holding Co. II, LLC
PIK, 144A 7.625%, 5/15/22(3)(9)	170	170
PIK, 144A 7.750%, 5/15/22(3)(9)	185	186
Endo Dac 144A 6.000%, 7/15/23(3)	262	188
HCA, Inc.
5.375%, 2/1/25	205	214
5.625%, 9/1/28	185	193
5.875%, 2/1/29	20	21
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	120	119
Mylan NV 3.950%, 6/15/26	300	282
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	145	135
	Par Value	Value

Health Care—continued
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	$ 480	$ 472
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(3)	40	36
144A 10.000%, 4/15/27(3)	135	137
Tenet Healthcare Corp.
8.125%, 4/1/22	110	115
144A 6.250%, 2/1/27(3)	120	123
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	185	170
		4,510

Industrials—1.9%
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	370	371
Builders FirstSource, Inc. 144A 6.750%, 6/1/27(3)	15	15
CNH Industrial N.V. 4.500%, 8/15/23	318	328
Delhi International Airport Ltd. 144A 6.450%, 6/4/29(3)	320	326
DP World plc 144A 6.850%, 7/2/37(3)	310	379
Garda World Security Corp. 144A 8.750%, 5/15/25(3)	335	320
GFL Environmental, Inc.
144A 7.000%, 6/1/26(3)	140	135
144A 8.500%, 5/1/27(3)	120	122
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	230	210
Navistar International Corp. 144A 6.625%, 11/1/25(3)	75	77
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	170	173

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Industrials—continued
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(3)	$ 278	$ 268
Oshkosh Corp. 4.600%, 5/15/28	413	426
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	180	160
Topaz Marine S.A. 144A 9.125%, 7/26/22(3)	240	243
TransDigm, Inc.
6.500%, 7/15/24	210	209
6.500%, 5/15/25	130	129
United Airlines Pass-Through Trust 2007-1, A 6.636%, 7/2/22	293	309
US Airways, Inc. Pass-Through Trust 2012-1, B 8.000%, 10/1/19	280	283
		4,483

Information Technology—1.2%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	35	33
Broadcom Corp. 3.625%, 1/15/24	239	237
Broadcom, Inc. 144A 3.625%, 10/15/24(3)	270	265
Citrix Systems, Inc. 4.500%, 12/1/27	380	387
Dell International LLC
144A 4.900%, 10/1/26(3)	175	179
144A 8.100%, 7/15/36(3)	110	132
Everi Payments, Inc. 144A 7.500%, 12/15/25(3)	85	88
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	120	95
	Par Value	Value

Information Technology—continued
Go Daddy Operating Co., LLC 144A 5.250%, 12/1/27(3)	$ 260	$ 262
IQVIA, Inc. 144A 5.000%, 5/15/27(3)	60	61
Motorola Solutions, Inc.
4.600%, 2/23/28	235	243
4.600%, 5/23/29	125	128
ViaSat, Inc.
144A 5.625%, 9/15/25(3)	395	383
144A 5.625%, 4/15/27(3)	165	167
VMware, Inc. 3.900%, 8/21/27	257	254
		2,914

Materials—2.2%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	400	419
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	235	231
ArcelorMittal 4.550%, 3/11/26	180	184
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(12)	400	449
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	215	215
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	315	321
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	410	400
Greif, Inc. 144A 6.500%, 3/1/27(3)	180	181
Hexion, Inc. 6.625%, 4/15/20(1)	200	160
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	300	292

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Materials—continued
James Hardie International Finance DAC 144A 5.000%, 1/15/28(3)	$ 375	$ 362
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	230	230
LSB Industries, Inc. 144A 9.625%, 5/1/23(3)	155	160
NOVA Chemicals Corp.
144A 4.875%, 6/1/24(3)	45	42
144A 5.000%, 5/1/25(3)	115	106
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	190	192
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	315	332
Syngenta Finance N.V.
144A 4.441%, 4/24/23(3)	200	206
144A 4.892%, 4/24/25(3)	200	207
Teck Resources Ltd. 144A 8.500%, 6/1/24(3)	75	80
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(3)	190	174
Vedanta Resources Ltd. 144A 6.125%, 8/9/24(3)	225	196
		5,139

Real Estate—0.9%
EPR Properties
4.750%, 12/15/26	175	183
4.500%, 6/1/27	200	206
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	190	192
Hospitality Properties Trust
4.950%, 2/15/27	145	148
4.375%, 2/15/30	215	208
Life Storage LP
3.875%, 12/15/27	150	151
	Par Value	Value

Real Estate—continued
4.000%, 6/15/29	$ 190	$ 192
MPT Operating Partnership LP 5.000%, 10/15/27	150	148
Office Properties Income Trust 4.500%, 2/1/25(7)	345	337
Physicians Realty LP 4.300%, 3/15/27	265	268
		2,033

Utilities—0.7%
CenterPoint Energy, Inc. 4.250%, 11/1/28	305	325
DPL, Inc. 144A 4.350%, 4/15/29(3)	306	313
Ferrellgas Partners LP 8.625%, 6/15/20	50	36
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	390	385
Talen Energy Supply LLC 144A 7.250%, 5/15/27(3)	70	71
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	280	269
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(3)(6)	125	— (11)
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	255	279
		1,678

Total Corporate Bonds and Notes (Identified Cost $56,501)		56,007

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Leveraged Loans(4)—6.9%
Aerospace—0.3%
Atlantic Aviation FBO, Inc. (1 month LIBOR + 3.750%) 6.190%, 12/6/25	$ 65	$ 65
Dynasty Acquisition Co., Inc.
Tranche B-1 (3 month LIBOR + 4.000%) 6.602%, 4/6/26	85	85
Tranche B-2 (3 month LIBOR + 4.000%) 6.602%, 4/6/26	45	46
TransDigm, Inc.
2018, Tranche E (1 month LIBOR + 2.500%) 4.939%, 5/30/25	60	59
2018, Tranche F (1 month LIBOR + 2.500%) 4.939%, 6/9/23	377	370
		625

Chemicals—0.2%
New Arclin U.S. Holding Corp. First Lien (1 month LIBOR + 3.500%) 5.939%, 2/14/24	143	143
Omnova Solutions, Inc. Tranche B-2 (1 month LIBOR + 3.250%) 5.689%, 8/25/23	333	328
		471

Consumer Durables—0.1%
Global Appliance, Inc. Tranche B (1 month LIBOR + 4.000%) 6.440%, 9/29/24	252	250
	Par Value	Value

Consumer Non-Durables—0.4%
American Greetings Corp. (1 month LIBOR + 4.500%) 6.939%, 4/6/24	$ 317	$ 317
Energizer Holdings, Inc. Tranche B (1 month LIBOR + 2.250%) 4.750%, 12/17/25	65	64
Kronos Acquisition Intermediate, Inc. (1 month LIBOR + 4.000%) 6.428%, 5/15/23	128	121
Parfums Holdings Co., Inc. First Lien (3 month LIBOR + 4.250%) 6.772%, 6/30/24	145	144
Rodan & Fields LLC (1 month LIBOR + 4.000%) 6.440%, 6/16/25	308	272
		918

Energy—0.4%
California Resources Corp. (1 month LIBOR + 10.375%) 12.803%, 12/31/21	95	95
CITGO Petroleum Corp. 2019 Tranche B (3 month LIBOR + 5.000%) 7.600%, 3/28/24	145	145
Medallion Midland Acquisition LLC (1 month LIBOR + 3.250%) 0.000%, 10/30/24(13)	217	214

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Energy—continued
Seadrill Operating LP (3 month LIBOR + 6.000%) 8.601%, 2/21/21	$ 124	$ 96
Traverse Midstream Partners LLC (3 month LIBOR + 4.000%) 6.590%, 9/27/24	393	388
		938

Financial—0.5%
Asurion LLC Tranche B-2 (1 month LIBOR + 6.500%) 8.939%, 8/4/25	381	387
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 0.000%, 6/15/25(13)	308	304
Ditech Holding Corp. Tranche B (3 month PRIME + 7.000%) 12.500%, 6/30/22(1)	292	160
iStar, Inc. (1 month LIBOR + 2.750%) 5.204%, 6/28/23	263	262
Refinitiv US Holdings, Inc. (1 month LIBOR + 3.750%) 6.189%, 10/1/25	174	170
		1,283

Food / Tobacco—0.3%
Chobani LLC First Lien (1 month LIBOR + 3.500%) 5.939%, 10/10/23	168	165
H-Food Holdings, LLC
(1 month LIBOR + 3.688%) 6.126%, 5/23/25	40	39
2018, Tranche B-2 (1 month LIBOR + 4.000%) 6.439%, 5/23/25	199	197
	Par Value	Value

Food / Tobacco—continued
Milk Specialties Co. (1 month LIBOR + 4.000%) 6.439%, 8/16/23	$ 234	$ 229
		630

Food and Drug—0.1%
Albertson’s LLC 2018, Tranche B-7 (1 month LIBOR + 3.000%) 5.439%, 11/17/25	190	189
Gaming / Leisure—0.5%
Affinity Gaming (1 month LIBOR + 3.250%) 5.689%, 7/1/23	289	275
Gateway Casinos & Entertainment Ltd. (3 month LIBOR + 3.000%) 5.601%, 12/1/23	109	109
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 5.190%, 4/29/24	146	143
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 5.223%, 8/14/24	65	63
Seminole Tribe of Florida 2018, Tranche B (1 month LIBOR + 1.750%) 4.189%, 7/8/24	167	167
Stars Group Holdings B.V. (3 month LIBOR + 3.500%) 6.101%, 7/10/25	215	215
UFC Holdings LLC 2019, First Lien (1 month LIBOR + 3.250%) 5.690%, 4/29/26	210	210
		1,182

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Healthcare—0.7%
21st Century Oncology, Inc. Tranche B (3 month LIBOR + 6.125%) 8.735%, 1/16/23	$ 32	$ 28
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 5.967%, 10/31/25	160	160
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 6.939%, 6/30/25	189	188
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 5.217%, 11/27/25	90	89
(1 month LIBOR + 3.000%) 5.467%, 6/2/25	37	37
CHG Healthcare Services, Inc. 2017, First Lien (1 month LIBOR + 3.000%) 5.439%, 6/7/23	69	69
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 6.189%, 10/10/25	159	144
Explorer Holdings, Inc. (3 month LIBOR + 3.750%) 6.351%, 5/2/23	229	228
NVA Holdings, Inc. Tranche B-4 (1 month LIBOR + 3.500%) 5.939%, 2/2/25	25	25
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 5.695%, 6/30/25	135	131
Regionalcare Hospital Partners Holdings, Inc. Tranche B (1 month LIBOR + 4.500%) 6.930%, 11/16/25	259	258
	Par Value	Value

Healthcare—continued
U.S. Renal Care, Inc. First Lien (3 month LIBOR + 4.250%) 6.851%, 12/30/22	$ 159	$ 159
Wellpath Holdings, Inc. First Lien (1 month LIBOR + 5.500%) 7.939%, 10/1/25	184	180
		1,696

Housing—0.4%
American Builders & Contractors Supply Co., Inc. Tranche B-2 (1 month LIBOR + 2.000%) 4.439%, 10/31/23	247	243
Capital Automotive LP Tranche B (1 month LIBOR + 6.000%) 8.440%, 3/24/25	131	131
CPG International LLC (3 month LIBOR + 3.750%) 6.633%, 5/5/24	221	218
Summit Materials, LLC (1 month LIBOR + 2.000%) 4.439%, 11/21/24	313	312
		904

Information Technology—0.6%
Applied Systems, Inc. Second Lien (1 month LIBOR + 7.000%) 9.439%, 9/19/25	124	125
Boxer Parent Co., Inc. (3 month LIBOR + 4.250%) 6.851%, 10/2/25	170	166
Dell International LLC Tranche B (1 month LIBOR + 2.000%) 4.440%, 9/7/23	99	98

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Kronos, Inc.
First Lien (3 month LIBOR + 3.000%) 5.579%, 11/1/23	$ 368	$ 367
Second Lien (3 month LIBOR + 8.250%) 10.829%, 11/1/24	126	130
SS&C Technologies Holdings, Inc.
Tranche B-3 (1 month LIBOR + 2.250%) 4.689%, 4/16/25	124	123
Tranche B-4 (1 month LIBOR + 2.250%) 4.689%, 4/16/25	87	87
Vertafore, Inc. First Lien (3 month LIBOR + 3.250%) 0.000%, 7/2/25(13)	340	327
		1,423

Manufacturing—0.3%
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 7.349%, 8/17/22	342	269
Filtration Group Corp. (1 month LIBOR + 3.000%) 5.439%, 3/29/25	272	271
Hillman Group, Inc. (The) (1 month LIBOR + 4.000%) 6.439%, 5/30/25	114	111
		651

Media / Telecom - Broadcasting—0.0%
iHeartCommunications, Inc. (3 month LIBOR + 4.000%) 0.000%, 5/1/26(13)	31	31
	Par Value	Value

Media / Telecom - Cable/Wireless Video—0.1%
CSC Holdings LLC 2018 (1 month LIBOR + 2.250%) 4.690%, 1/15/26	$ 304	$ 298
Media / Telecom - Diversified Media—0.1%
Crown Finance US, Inc. (1 month LIBOR + 2.250%) 4.689%, 2/28/25	281	275
Media / Telecom - Telecommunications—0.3%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 5.189%, 1/31/25	337	327
Securus Technologies Holdings, Inc.
First Lien (1 month LIBOR + 4.500%) 0.000%, 11/1/24(13)	45	43
Second Lien (1 month LIBOR + 8.250%) 10.689%, 11/1/25	175	167
West Corp. Tranche B (1 month LIBOR + 4.000%) 6.522%, 10/10/24	145	135
		672

Media / Telecom - Wireless Communications—0.1%
Commscope, Inc. (1 month LIBOR + 3.250%) 5.689%, 4/6/26	230	229

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Metals / Minerals—0.0%
Covia Holdings Corp. (3 month LIBOR + 3.750%) 6.348%, 6/1/25	$ 143	$ 121
Retail—0.1%
Neiman Marcus Group Ltd. LLC (1 month LIBOR + 3.250%) 5.717%, 10/25/20	271	243
Service—0.8%
Dun & Bradstreet Corp. (The) (1 month LIBOR + 5.000%) 7.430%, 2/6/26	165	164
GFL Environmental, Inc. (1 month LIBOR + 3.000%) 5.439%, 5/30/25	234	229
Hoya Midco LLC First Lien (1 month LIBOR + 3.500%) 5.939%, 6/30/24	364	357
PI UK Holdco II Ltd. Tranche B-1 (1 month LIBOR + 3.250%) 5.689%, 1/3/25	271	267
Prime Security Services Borrower, LLC Tranche B-1 (1 month LIBOR + 2.750%) 5.189%, 5/2/22	234	232
Red Ventures LLC Tranche B-1 (1 month LIBOR + 3.000%) 5.439%, 11/8/24	310	309
	Par Value	Value

Service—continued
Sedgwick Claims Management Services, Inc. (1 month LIBOR + 3.250%) 5.689%, 12/31/25	$ 20	$ 20
TKC Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 6.190%, 2/1/23	243	241
		1,819

Transportation - Automotive—0.2%
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 5.960%, 11/6/24	226	226
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 5.929%, 4/30/26	180	178
		404

Utility—0.4%
APLP Holdings LP (1 month LIBOR + 2.750%) 5.189%, 4/13/23	99	99
Brookfield WEC Holdings, Inc.
First Lien (1 month LIBOR + 3.500%) 5.939%, 8/1/25	225	224
Second Lien (1 month LIBOR + 6.750%) 9.189%, 8/3/26	130	131

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Par Value	Value

Utility—continued
Calpine Corp. 2019 (3 month LIBOR + 2.750%) 5.340%, 4/5/26	$ 245	$ 244
Talen Energy Supply LLC (1 month LIBOR + 4.000%) 6.439%, 4/15/24	175	175
		873

Total Leveraged Loans (Identified Cost $16,542)		16,125

	Shares
Preferred Stocks—1.2%
Financials—1.1%
Huntington Bancshares, Inc. Series E, 5.700%	142 (14)	141
JPMorgan Chase & Co. Series Z, 5.300%	415 (14)	420
KeyCorp Series D, 5.000%(15)	600 (14)	600
M&T Bank Corp. Series F, 5.125%(15)	241 (14)	248
MetLife, Inc. Series D, 5.875%	173 (14)	179
PNC Financial Services Group, Inc. (The) Series S, 5.000%(7)	395 (14)	395
Zions Bancorp, 6.950%	17,485	500
		2,483

Industrials—0.1%
General Electric Co. Series D, 5.000%(7)	322 (14)	300
Total Preferred Stocks (Identified Cost $2,797)		2,783

Common Stocks—83.8%
Communication Services—1.7%
Cellnex Telecom SA	113,010	3,970
	Shares	Value

Communication Services—continued
Clear Channel Outdoor Holdings, Inc.(16)	2,887	$ 15
		3,985

Energy—14.5%
Antero Midstream Corp.	178,371	2,180
Cheniere Energy, Inc.(16)	51,638	3,263
Enbridge, Inc.	150,462	5,548
Frontera Energy Corp.	1,636	16
Golar LNG Ltd.	101,951	1,854
Kinder Morgan, Inc.	222,970	4,448
ONEOK, Inc.	51,720	3,290
Pembina Pipeline Corp.	90,313	3,222
Targa Resources Corp.	38,786	1,492
TransCanada Energy Corp.	96,360	4,691
Williams Cos., Inc. (The)	152,425	4,021
		34,025

Industrials—21.8%
Aena SME SA	37,261	6,864
Aeroports de Paris	8,212	1,405
Atlantia SpA	194,985	4,892
Auckland International Airport Ltd.	372,285	2,135
CSX Corp.	45,418	3,382
East Japan Railway Co.	32,025	3,047
Norfolk Southern Corp.	22,740	4,438
Sydney Airport	466,157	2,396
Transurban Group	1,215,981	11,750
Union Pacific Corp.	31,284	5,218
Vinci SA	56,237	5,558
		51,085

Real Estate—9.0%
American Tower Corp.	59,833	12,491
Crown Castle International Corp.	65,288	8,488
		20,979

Utilities—36.8%
American Electric Power Co., Inc.	81,406	7,011

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
	Shares	Value

Utilities—continued
American Water Works Co., Inc.	42,337	$ 4,785
Aqua America, Inc.	57,455	2,272
Atmos Energy Corp.	40,705	4,144
CMS Energy Corp.	62,818	3,525
Dominion Energy, Inc.	85,721	6,444
DTE Energy Co.	18,252	2,290
Emera, Inc.	78,112	3,007
Enel SpA	385,656	2,400
Evergy, Inc.	56,228	3,269
Fortis, Inc.	93,270	3,523
Iberdrola SA	347,440	3,227
National Grid plc	253,563	2,541
NextEra Energy, Inc.	58,736	11,642
NiSource, Inc.	104,713	2,916
Orsted A/S	46,630	3,717
Public Service Enterprise Group, Inc.	70,331	4,133
Sempra Energy	57,742	7,590
Spire, Inc.	26,645	2,220
Xcel Energy, Inc.	96,841	5,553
		86,209

Total Common Stocks (Identified Cost $169,658)		196,283

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(5)	2,084	2
Total Rights (Identified Cost $2)		2

Warrant—0.0%
Communication Services—0.0%
iHeartmedia, Inc.(5)(16)	1,228	18
Total Warrant (Identified Cost $21)		18
	Shares	Value

Total Long-Term Investments—135.4% (Identified Cost $291,939)		$ 317,181(17)

Short-Term Investments—1.1%
Purchased Options—0.1%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $109)		132

Money Market Mutual Fund—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.276%) Class I(18)	1,142,867	1,143 (17)
Total Money Market Mutual Fund (Identified Cost $1,143)		1,143

	Par Value
U.S. Government Security—0.5%
U.S. Treasury Bill 0.000%, 2/27/20	1,250	1,229 (17)
Total U.S. Government Security (Identified Cost $1,228)		1,229

Total Short-Term Investments (Identified Cost $2,480)		2,504

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—136.5% (Identified Cost $294,419)		$319,685

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
Shares	Value
Written Options—(0.2)%
(See open written options schedule)
Total Written Options (Premiums received $259)	$ (477)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—136.3% (Identified Cost $294,160)	$319,208
Other assets and liabilities, net—(36.3)%	(84,961)
NET ASSETS—100.0%	$234,247

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, these securities amounted to a value of $65,351 or 27.9% of net assets.
(4)	Variable rate security. Rate disclosed is as of May 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Security valued at fair value as determined in good faith by or under the direction of the Directors. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(7)	All or a portion of the security is segregated as collateral for written options.
(8)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	100% of the income received was in cash.
(10)	No contractual maturity date.
(11)	Amount is less than $500.
(12)	Interest payments may be deferred.
For information regarding the abbreviations, see the Key Investment Terms starting on page 10.
See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
(13)	This loan will settle after May 31, 2019, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(14)	Value shown as par value.
(15)	Interest may be forfeited.
(16)	Non-income producing.
(17)	All or a portion of the portfolio segregated as collateral for borrowings.
(18)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Foreign Currencies:
IDR	Indonesian Rupiah
MXN	Mexican Peso

See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
Open Purchased Options Contracts as of May 31, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	89	$26,967	$3,030	6/3/19	$ —
S&P 500® Index	89	26,967	3,030	6/5/19	—
S&P 500® Index	89	26,878	3,020	6/7/19	—
S&P 500® Index	89	26,700	3,000	6/10/19	—
S&P 500® Index	71	21,300	3,000	6/12/19	—
S&P 500® Index	89	26,344	2,960	6/14/19	— (2)
					— (2)
Put Options
S&P 500® Index	89	23,496	2,640	6/3/19	2
S&P 500® Index	89	23,852	2,680	6/5/19	36
S&P 500® Index	89	23,407	2,630	6/7/19	22
S&P 500® Index	89	23,452	2,635	6/10/19	36
S&P 500® Index	71	18,176	2,560	6/12/19	13
S&P 500® Index	89	22,695	2,550	6/14/19	23
					132
Total Purchased Options					$132

Open Written Options Contracts as of May 31, 2019 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	89	$26,433	$2,970	6/3/19	$ —
S&P 500® Index	89	26,433	2,970	6/5/19	— (2)
S&P 500® Index	89	26,344	2,960	6/7/19	— (2)
S&P 500® Index	89	26,166	2,940	6/10/19	(1)
S&P 500® Index	71	20,768	2,925	6/12/19	(1)
S&P 500® Index	89	25,810	2,900	6/14/19	(5)
					(7)
Put Options
S&P 500® Index	89	24,030	2,700	6/3/19	(16)
S&P 500® Index	89	24,386	2,740	6/5/19	(164)
S&P 500® Index	89	23,941	2,690	6/7/19	(84)
S&P 500® Index	89	23,985	2,695	6/10/19	(110)
S&P 500® Index	71	18,709	2,635	6/12/19	(43)
S&P 500® Index	89	23,229	2,610	6/14/19	(53)
					(470)
Total Written Options					$ (477)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.
See Notes to Financial Statements.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of May 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 9,126	$ —	$ 9,126	$ —
Corporate Bonds and Notes	56,007	—	56,007	—
Foreign Government Securities	8,836	—	8,836	—
Leveraged Loans	16,125	—	16,125	—
Mortgage-Backed Securities	25,169	—	24,774	395
U.S. Government Securities	4,061	—	4,061	—
Equity Securities:
Common Stocks	196,283	196,283	—	—
Preferred Stocks	2,783	500	2,283	—
Rights	2	—	—	2
Warrant	18	—	—	18
Money Market Mutual Fund	1,143	1,143	—	—
Purchased Options	132	109	23	—
Total Investments, before Written Options	319,685	198,035	121,235	415
Liabilities:
Written Options	(477)	(418)	(59)	—
Total Investments, Net of Written Options	$319,208	$197,617	$121,176	$415
There were no transfers into or out of Level 3 related to securities held at May 31, 2019.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended May 31, 2019.
See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2019
($ reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $294,419)	$ 319,685
Foreign currency at value (Identified cost $2)	2
Cash	1,566
Receivables
Investment securities sold	1,112
Dividends and interest	1,549
Tax reclaims	176
Prepaid Directors’ retainer	23
Prepaid expenses	25
Total assets	324,138
Liabilities
Borrowings (Note 8)	87,250
Written options at value (Premiums received $259) (Note 3)	477
Payables
Investment securities purchased	1,773
Investment advisory fees	231
Professional fees	40
Administration and accounting fees	31
Interest on borrowings (Note 8)	26
Transfer agent fees and expenses	3
Other accrued expenses	60
Total liabilities	89,891
Net Assets	$234,247
Net Assets Consist of:
Common stock ($0.10 par value; 200,000,000 shares authorized)	$ 2,153
Capital paid in on shares of beneficial interest	239,801
Total distributable earnings (loss)	(7,707)
Net Assets	$234,247
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 21,527,388	$ 10.88
See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2019
($ reported in thousands)
Investment Income
Dividends	$ 3,532
Interest	3,044
Foreign taxes withheld	(241)
Total investment income	6,335
Expenses
Investment advisory fees	1,309
Administration and accounting fees	183
Directors’ fees and expenses	160
Professional fees	95
Printing fees and expenses	65
Transfer agent fees and expenses	23
Custodian fees	3
Miscellaneous expenses	40
Total expenses before interest expense	1,878
Interest expense on borrowings (Note 8)	1,442
Total expenses after interest expense	3,320
Less administration fee waiver	(1)
Net expenses	3,319
Net investment income (loss)	3,016
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,599
Foreign currency transactions	(234)
Written options	(3,154)
Net change in unrealized appreciation (depreciation) on:
Investments	20,707
Foreign currency transactions	2
Written options	(100)
Net realized and unrealized gain (loss) on investments	18,820
Net increase (decrease) in net assets resulting from operations	$21,836
See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30, 2018
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 3,016	$ 6,815
Net realized gain (loss)	(1,789)	(21,516)
Net change in unrealized appreciation (depreciation)	20,609	(15,839)
Increase (decrease) in net assets resulting from operations	21,836	(30,540)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(15,543) (1)	(8,263)
Return of capital	—	(22,823)
Dividends and Distributions to Shareholders	(15,543)	(31,086)
Net increase (decrease) in net assets	6,293	(61,626)
Net Assets
Beginning of period	227,954	289,580
End of period	$ 234,247	$ 227,954
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	21,527,388	21,527,389
Adjustments for fractional common shares	—	(1)
Common shares outstanding at end of period	21,527,388	21,527,388

(1)	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of June 28, 2019, we estimate that 15.9% of distributions will represent net investment income and 84.1% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Notes to Financial Statements.
See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2019
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 21,836
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used by) operating activities:
Proceeds from sales and paydowns of long-term investments	77,554
(Increase) Decrease in investment securities sold receivable	(713)
Purchases of long-term investments	(66,666)
Increase (Decrease) in investment securities purchased payable	(842)
Net (purchases) or sales of short-term investments	(588)
Net (purchases) or sales in purchased options	(1,077)
Net purchases or (sales) in written options	(3,860)
Net change in unrealized (appreciation)/depreciation from investments	(20,607)
Net realized (gain)/loss from investments	1,555
Non-cash adjustments from corporate events	(6)
Return of capital distributions on investments	275
Amortization of premium and accretion of discounts on investments	210
Proceeds from litigation settlements	194
(Increase) Decrease in tax reclaims receivable	(1)
(Increase) Decrease in dividends and interest receivable	75
(Increase) Decrease in prepaid expenses	(23)
Increase (Decrease) in interest payable on borrowings	(1)
Increase (Decrease) in affiliated expenses payable	33
Increase (Decrease) in non-affiliated expenses payable	(36)
Cash provided by (used for) operating activities	7,312
Cash provided by (used for) financing activities:
Cash receipts from borrowings	10,000
Cash payments to reduce borrowings	(7,000)
Cash distributions paid to shareholders	(15,543)
Cash provided by (used for) financing activites	(12,543)
Net increase (decrease) in cash	(5,231)
Cash:
Cash and foreign currency at beginning of period	6,799
Cash and foreign currency at end of period	$ 1,568
Supplemental Cash Flow information:
Cash paid during the period for interest expense on borrowings	$ 1,443
See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30,			Fiscal Period Ended November 30, 2015(1)(2)
			2018	2017 (1)		2016 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 10.59	$ 13.45	$ 11.78	$ 11.76	$ 12.99
Income (loss) from investment operations:
Net investment income (loss)(3)	0.14	0.32	0.29	0.41	0.46
Net realized and unrealized gain (loss)	0.87	(1.74)	2.25	0.63	(0.67)
Total from investment operations	1.01	(1.42)	2.54	1.04	(0.21)
Dividends and Distributions to Shareholders:
Net investment income	(0.72)	(0.30)	(0.34)	(1.02)	(1.02)
Net realized gains	—	(0.08)	(0.58)	—	—
Return of capital	—	(1.06)	—	—	—
Total dividends and distributions to shareholders	(0.72)	(1.44)	(0.92)	(1.02)	(1.02)
Fund Share Transactions
Anti-dilutive impact of tender offers	—	—	0.05	—	—
Net asset value, end of period	$ 10.88	$ 10.59	$ 13.45	$ 11.78	$ 11.76
Market value, end of period(4)	$ 9.87	$ 9.27	$ 12.82	$ 11.17	$ 9.87
Total return, net asset value(5)	10.77%	(10.17)%	26.37%	10.09%	(0.92)% (6)
Total return, market value(5)	14.80%	(17.51)%	27.06%	24.37%	(6.56)% (6)
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(7)	2.94% (8)	2.61%	2.55% (9)	2.33%	1.97% (8)
Ratio of total expenses after interest expense to average net assets	2.94% (8)	2.70%	2.62% (9)	2.33%	1.97% (8)
Ratio of net investment income (loss) to average net assets	2.67% (8)	2.75%	2.86% (9)	3.44%	3.90% (8)
Portfolio turnover rate	22% (6)	46%	61%	60%	32% (6)
Net assets, end of period (000’s)	$234,247	$227,954	$289,580	$126,508	$126,454
Borrowings, end of period (000’s)	$ 87,250	$ 84,250	$105,000	$ 47,000	$ 43,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 3,685	$ 3,706	$ 3,758	$ 3,692	$ 3,907

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 12 Plan of Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended December 31,
	2014 (1)	2013 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 12.37	$ 11.32
Income (loss) from investment operations:
Net investment income (loss)(3)	0.82	0.51
Net realized and unrealized gain (loss)	0.72	1.08
Total from investment operations	1.54	1.59
Dividends and Distributions to Shareholders:
Net investment income	(0.92)	(0.54)
Total dividends and distributions to shareholders	(0.92)	(0.54)
Net asset value, end of period	$ 12.99	$ 12.37
Market value, end of period(4)	$ 11.55	$ 10.25
Total return, net asset value(5)	13.59%	15.02%
Total return, market value(5)	21.98%	9.08%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(7)	1.93%	2.01%
Ratio of total expenses after interest expense to average net assets	1.93%	2.01%
Ratio of net investment income (loss) to average net assets	6.31%	4.42%
Portfolio turnover rate	33%	42%
Net assets, end of period (000’s)	$139,630	$132,857
Borrowings, end of period (000’s)	$ 50,500	$ 50,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 3,765	$ 3,631

(2)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(3)	Calculated using average shares outstanding.
(4)	Closing Price – New York Stock Exchange.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Not annualized.
(7)	Ratio of total expenses, before interest expense on the line of credit, was 1.61% for the six months ended May 31, 2019, 1.63% and 1.92% for the years ended November 30, 2018 and 2017, respectively, and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58% and 1.62%, for the years ending December 31, 2014 and 2013, respectively.
(8)	Annualized.
(9)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.
(10)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2019
Note 1. Organization
Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction of income. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a quarterly distribution of $0.361 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	When-issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enables the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
G.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.
A.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objective.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
the one that is sold, except for the fact it is further “out of the money.”
The Fund invested in derivative instruments during the period in the form of writing put/ call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.
The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of May 31, 2019:

Assets: Purchased options at value	$132(1)
Liabilities: Written options at value	(477)
Net asset (liability) balance	$(345)
The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of May 31, 2019:
Net realized gain (loss) from purchased options	(1,406) (2)
Net realized gain (loss) from written options	(3,154)
Net change in unrealized appreciation (depreciation) on purchased options	258 (3)
Net change in unrealized appreciation (depreciation) on written options	(100)
Total realized and unrealized gain (loss) on purchased and written options	$(4,402)
(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) from investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.
For the period ended May 31, 2019, the average daily premiums paid by the Fund for purchased options was $187 and the average daily premiums received by the Fund from written options was $338
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.85% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
B.	Subadvisers
Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and Rampart Investment Management Company, LLC (“Rampart”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund’s options overlay strategy. These three subadvisers are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.
C.	Administrator Services
Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets, which is calculated daily and paid monthly.
For the period ended May 31, 2019, the Fund incurred administration fees totaling $154 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
For the period ended May 31, 2019, the Fund waived administration fees totaling $1 as reported in the Statement of Operations for a waiver which expired December 2, 2018.
D.	Directors’ Fees
For the period ended May 31, 2019, the Fund incurred Directors’ fees totaling $139 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended May 31, 2019, were as follows:
Purchases	Sales
$55,727	$62,204
Purchases and sales of long-term U.S. Government and agency securities during the period ended May 31, 2019, were as follows:
Purchases	Sales
$10,939	$15,350

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased Options)	$294,419	$37,401	$(12,135)	$25,266
Written Options	(477)	—	—	—
For the fiscal period ended November 30, 2018, the Fund had capital loss carryovers available to offset future realized capital gains shown below:
No Expiration
Short-Term	Long-Term	Total
$7,864	$10,369	$18,233
Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.
Note 7. Credit and Sector Risk
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors may have a greater impact on the Fund, positive or negative, than if the Fund did not invest in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
On December 14, 2018, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
limit of $130,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended May 31, 2019, was $61, and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.
For the period ended May 31, 2019, the average daily borrowings under the Agreement and the weighted daily average interest rate were $82,113 and 3.327%, respectively. At May 31, 2019, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$87,250	3.29%
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers
At May 31, 2019, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 21,527,388 shares are outstanding.
Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2019 and November 30, 2018, there were no shares issued pursuant to the Plan.
Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. Since the inception of the program through the period ended May 31, 2019, the Fund has repurchased 12.9% of its shares outstanding.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
On July 18, 2019, the Fund paid the quarterly distribution of $0.361 per share to shareholders of record on July 10, 2019. The distribution had an ex-dividend date of July 11, 2019.
Note 11. Regulatory Matters and Litigation
From time to time, the Adviser, DPIM, Newfleet, Rampart and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in these financial statements.
On July 3, 2019, the Board of Directors of the Fund announced via press release that the Fund will hold a joint special meeting of shareholders on November 1, 2019. At the joint special meeting of the Fund and Virtus Global Dividend & Income Fund Inc. (ZTR), shareholders of the Fund will be asked to approve the reorganization of the Fund into ZTR. The reorganized fund will be named Virtus Total Return Fund Inc.
In addition, shareholders will be asked to elect the following new directors: Donald C. Burke and Sidney E. Harris as Class I directors; John R. Mallin as a Class II director; and Connie D. McDaniel and Geraldine M. McNamara as Class III directors. Also, Thomas J. Brown,

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Hassell H. McClellan and Richard E. Segerson were appointed, effective as of January 1, 2020, as Advisory Board Members to serve as the members the Fund’s Advisory Board. Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires in January 1, 2022. Advisory Board Members are not voting members of any of the Funds’ Boards of Directors and they provide advice to the Boards, as requested. Each of these nominees and advisory directors currently serves on the board of the Virtus open-end funds. If the nominated directors are elected, the Fund’s total annual operating expense ratio and individual share of directors’ expenses are expected to decrease as a result of director expenses being shared with other Virtus funds that the directors will also oversee.
A joint proxy/registration statement for ZTR and the Fund was filed with the SEC on July 2, 2019 and is subject to the SEC’s review.

CERTIFICATION
The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
For periods prior to the quarter ending August 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at https://www.sec.gov.
Effective August 31, 2019, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT will be available on the SEC’s website at https://www.sec.gov.

Report on Annual Meeting of Shareholders
The Annual Meeting of Shareholders of Virtus Total Return Fund Inc. was held on May 21, 2019. The meeting was held for purposes of electing three (3) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.
The results were as follows:
Election of Directors	Votes For	Votes Withheld
George R. Aylward	16,842,266	900,654
Philip R. McLoughlin	16,836,059	906,861
William R. Moyer	16,831,568	911,352
Based on the foregoing, George R. Aylward, Philip R. McLoughlin, and William R. Moyer were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are James M. Oates, James B. Rogers, Jr., R. Keith Walton, and Brian T. Zino.

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VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Philip R. McLoughlin, Chairman
William R. Moyer
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William H. Wright II, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
William Renahan, Vice President, Chief Legal Officer, and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company NA
P.O. Box 43078
Providence, RI 02940-3078
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Total Return Fund Inc.
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8524	07-19

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 2018	0	$0.00	0	1,473,841
January 2019	0	$0.00	0	1,473,841
February 2019	0	$0.00	0	1,473,841
March 2019	0	$0.00	0	1,473,841
April 2019	0	$0.00	0	1,473,841
May 2019	0	$0.00	0	1,473,841
Total	0	$0.00	0	1,473,841

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,392,838 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid for the period ended May 31, 2019 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Total Return Fund Inc.

By (Signature and Title)* /s/ George R. Aylward

George R. Aylward, President
(principal executive officer)

Date 8/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward

George R. Aylward, President
(principal executive officer)

Date 8/5/19

By (Signature and Title)* /s/ W. Patrick Bradley

W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 8/5/19

* Print the name and title of each signing officer under his or her signature.